Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica lrvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Varilease Finance, Inc. (the “Company”)

KeyBanc Capital Markets Inc.

Truist Securities, Inc.

(together, the “Specified Parties”)

Re: VFI ABS 2025-1, LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Initial ABS 2025 Data Tape v1 Sent 7.31.25.xlsx” provided by the Company on July 31, 2025, containing information on 100 commercial equipment leases (the “Receivables”) as of July 16, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by VFI ABS 2025-1, LLC (the “Transaction”). The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Cutoff Date” means July 16, 2025.

•

The term “Initial Data File” means an electronic data file entitled “Initial ABS 2025 Data Tape v1 Sent 7.22.25.xlsx” provided by the Company on July 22, 2025, containing information on 100 Receivables as of July 16, 2025.

•	The term “NetSuite” means the Company’s servicing system.

•	The term “Sources” means the following information sources provided by the Company or obtained by us from a website, as instructed by the Company, related to each Sample Receivable (defined below):

•	Master Lease (including Master Lease Agreement, Master Agreement, and any amendment thereto)

•	Lease Schedule (including any amendment thereto)

•	Lease Modification Agreement

•	Notice and Acknowledgment of Assignment

•	Screenshots from NetSuite

•	D&B Report showing the SIC Code for the Lessee, Co-lessee, or guarantor as listed on the Lease Schedule (the “D&B Report”)

•	Installation Certificate (including any amendment thereto)

•

MS Excel worksheet which the Company informed us contained contractual cashflow and the corresponding internal rate of return (IRR) (the “Amortization Schedule”) for the scenario the Company anticipates the Lessee would select (which is the scenario the Company determined to have the lowest IRR) based on the options at the end of the lease term according to the Master Lease and Lease Schedule.

•	Standard Industrial Classification (“SIC”) code website (https://siccode.com/)

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the table below.

•	The term “Provided Information” means the Cutoff Date, Sources, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We were instructed by the Company to exclude from the Initial Data File four (4) Receivables which the Company informed us did not have all lease documents signed as of the Cutoff Date, resulting in 96 Receivables (the “Sampling Pool”). We then randomly selected a sample of 50 Receivables from the Sampling Pool (each, a “Sample Receivable”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Sampling Pool.

B.

For each Sample Receivable, we compared or recomputed the specified attributes in the Initial Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Initial Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Lessee ID	“Customer” screenshot from NetSuite and Lease Schedule. Variations due to truncation are not to be considered exceptions.

Attribute	Sources / Instructions

Lessee

Lessee, First Co-lessee, or all Co-lessees listed in the Master Lease and the schedule number from the Lease Schedule.

Variations due to truncation, punctuation, or abbreviation are not to be considered exceptions.

End of Term Type (“EOT Type”)

Master Lease, Lease Schedule, and/or Amortization Schedule.

Consider the EOT Type to be:

•  “TRAC” if the Lease Schedule (i) does not contain an early buyout option or modification to either the extension option or purchase option at the end of the lease term stated in the Master Lease; or (ii) contains an early buyout option or modification to either the extension option or purchase option, but the Amortization Schedule does not indicate such early buyout or modified option.

•  “BUCK” if the Lease Schedule contains a purchase option at the end of the lease term for a price of $1.00 for all equipment.

•  “MTRAC” if the Lease Schedule contains a modification to either the extension option or purchase option at the end of the lease term stated in the Master Lease and the Amortization Schedule contains the cashflow corresponding to such modified option.

•  “TRAC w/ EBO” if the Lease Schedule contains an early buyout option and the Amortization Schedule contains the cashflow corresponding to the early buyout scenario.

Commencement Date	Compare to the 1st date of the month after one (1) month or one (1) quarter (as specified in the Master Lease or Lease Schedule) following the date of the original Installation Certificate, unless if the date of the original Installation Certificate was the first day of the calendar quarter, in which case, compare to the date of the original Installation Certificate.

Guaranteed Term

For Sample Receivables with EOT Type “TRAC,” recompute as the sum of the Base Term in the Lease Schedule and the extension option in the Master Lease.

For Sample Receivables with EOT Type “BUCK,” compare to the Base Term in the Lease Schedule.

For Sample Receivables with EOT Type “TRAC w/ EBO,” recompute as the number of monthly rental amounts to be paid by the Lessee before the early buyout option can be exercised (stated in the Lease Schedule) plus one month.

For Sample Receivables with EOT Type “MTRAC,” if the Lease Schedule contains a modification to the extension option in the Master Lease, recompute the Guaranteed Term as the sum of the Base Term and the extension option stated in the Lease Schedule. If the Lease Schedule contains a modification to the purchase option at the end of the lease term in the Master Lease, compare the Guaranteed Term to the Base Term in the Lease Schedule.

Attribute	Sources / Instructions

Payment Frequency	Master Lease

Original Equipment Cost	Lease Schedule, Amortization Schedule

Rental Amount	Recompute as the product of the Lease Rate Factor and the Total Equipment Cost in the Lease Schedule or Installation Certificate; or compare to Amortization Schedule.

Headquarter State	Master Lease. If the Headquarter State is outside of the United States, compare to Lessee’s headquarters country in the Master Lease.

Balloon Payment

Recompute as the product of the purchase price (as a percentage of the Total Equipment Cost) and the Total Equipment Cost in the Lease Schedule; or compare to Amortization Schedule.

Consider the Balloon Payment to be $0 for Sample Receivables for which the EOT Type is “TRAC” or “BUCK,” or for which the EOT Type is “MTRAC” and the Lease Schedule does not state a purchase price.

IRR	Amortization Schedule

Current on Payments

“Invoice” screenshot from NetSuite. Consider to be “Yes” if the “Invoice” screenshot shows less than 31 days delinquent.

For Sample Receivable #30, the Initial Data File listed “Yes.” An “Invoice” screenshot from NetSuite was unavailable because the date of the Installation Certificate was the day before the Cutoff Date and the Company informed us that the Lessee had not been invoiced. This was not considered an exception.

Total Payments Remaining as of August 2025	Recompute as the sum of Rental Amounts due after the month of August 2025 appearing on the Amortization Schedule, and, for Sample Receivables with EOT Type “MTRAC” or “TRAC w/ EBO,” the Balloon Payment.

SIC Code

Compare the first two digits of the SIC Code in the Initial Data File to the first two digits of the SIC code in the D&B Report.

For Sample Receivable #4, the Lessee is a Canadian entity and the D&B Report was unavailable. The Company informed us that they selected a SIC Code for “Bituminous Coal and Lignite Mining” which they determined to be the most relevant to the Lessee who is primarily engaged in coal mining. We compared the SIC Code in the Initial Data File for Sample Receivable #4 to the SIC Code for Bituminous Coal and Lignite Mining in the SIC code website.

Attribute	Sources / Instructions

For Sample Receivable #13, the Lessee is a Canadian entity and the D&B Report was unavailable. The Company informed us that they selected a SIC Code for “Building Construction General Contractors and Operative Builders” which they determined to be the most relevant to the Lessee who is primarily engaged in housing construction. We compared the SIC Code in the Initial Data File for Sample Receivable #13 to the SIC Code for Building Construction General Contractors and Operative Builders in the SIC code website.

For Sample Receivables #25 and #47, each Lessee is a Canadian entity and the D&B Report was unavailable. The Company informed us that they selected a SIC Code for “Miscellaneous Retail” which they determined to be the most relevant to the Lessee who is a manufacturer and retailer of fine jewelry. We compared the SIC Code in the Initial Data File for Sample Receivables #25 and #47 to the SIC Code for Miscellaneous Retail in the SIC code website.

Headquarter Country	Master Lease

We found such information to be in agreement, except as listed in Exhibit B.

C.

As a result of the findings identified and reported in the performance of Procedure B, the Initial Data File was revised by the Company. The Data File represents the revised information reflecting resolution of differences reported as determined appropriate by the Company.

We reperformed Procedure B for the Sample Receivables in the Data File. We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Initial Data File, Data File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

August 4, 2025

Exhibit A

The Sample Receivables

Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*
1	20251-01	41	20251-41
2	20251-02	42	20251-42
3	20251-03	43	20251-43
4	20251-04	44	20251-44
5	20251-05	45	20251-45
6	20251-06	46	20251-46
7	20251-07	47	20251-47
8	20251-08	48	20251-48
9	20251-09	49	20251-49
10	20251-10	50	20251-50
11	20251-11
12	20251-12
13	20251-13
14	20251-14
15	20251-15
16	20251-16
17	20251-17
18	20251-18
19	20251-19
20	20251-20
21	20251-21
22	20251-22
23	20251-23
24	20251-24
25	20251-25
26	20251-26
27	20251-27
28	20251-28
29	20251-29
30	20251-30
31	20251-31
32	20251-32
33	20251-33
34	20251-34
35	20251-35
36	20251-36
37	20251-37
38	20251-38
39	20251-39
40	20251-40

(*)	The Company has assigned a unique Lessee ID to each Receivable in the Initial Data File and Data File. The Receivable Numbers referred to in this Exhibit are not the Lessee IDs.

A-1

Exhibit B

Exceptions List – Initial Data File

Sample Receivable Number	Receivable Number	Attribute	Per Initial Data File	Per Sources
6	20251-06	Guaranteed Term	32	36
6	20251-06	SIC Code	50	55
6	20251-06	IRR	15.61%	20.02%
14	20251-14	Original Equipment Cost	$11,155,937.03	$12,631,442.16
18	20251-18	SIC Code	55	12
26	20251-26	Headquarter State	DE	TX
28	20251-28	Guaranteed Term	43	48
38	20251-38	Headquarter State	DE	WV
47	20251-47	Total Payments Remaining as of August 2025	$535,204.74	$455,204.88
50	20251-50	Lessee ID	013549:41-01	013549:45-01

B-1